Exhibit 10.7

Mr. Anshu Bhatnagar	January 11, 2019

Chief Executive Officer

mPhase Technologies, Inc.

Dear Anshu,

Please accept my resignation as President and Chief Executive Officer of mPhase Technologies Inc. effective midnight January 11, 2019

I have enjoyed being an Officer of the Company. I wish you the best of luck in taking mPhase forward to greater heights.

Regards,

/s/ Ronald Durando

Ronald A. Durando

Mr. Anshu Bhatnagar	January 11, 2019

Chief Executive Officer

mPhase Technologies, Inc.

Dear Anshu,

Please accept my resignation as Chief Operating Officer and as a member of the Board of Directors of mPhase Technologies Inc. effective midnight January 11, 2019.

I have enjoyed being an Officer of the Company and a member of the Board of Directors. I wish you the best of luck in taking mPhase forward to greater heights.

Regards,

s/s Gustave Dotoli

Gustave T. Dotoli

Mr. Anshu Bhatnagar	January 11, 2019

Chief Executive Officer

mPhase Technologies, Inc.

Dear Anshu,

Please accept my resignation from the Board of Directors of mPhase Technologies Inc. effective midnight January 11, 2019. Attached is an E mail confirming this action

I have enjoyed being a member and leading the Board of Directors. I wish you the best of luck in taking mPhase forward to greater heights.

Regards,

S/S Victor Lawrence

Victor Lawrence

Mr. Anshu Bhatnagar	January 11, 2019

Chief Executive Officer

mPhase Technologies, Inc.

Dear Anshu,

Please accept my resignation from the Board of Directors of mPhase Technologies Inc. effective midnight January 11,2019.

I have enjoyed being a member and leading the Board of Directors. I wish you the best of luck in taking mPhase forward to greater heights.

Regards,

s/s Abraham Biderman

Abraham Biderman

Mr. Anshu Bhatnagar	January 11, 2019

Chief Executive Officer

mPhase Technologies, Inc.

Dear Anshu,

Please accept my resignation as a Director and Executive Vice President, Chief Financial Officer and General Counsel of mPhase Technologies Inc. effective midnight January 11, 2019.

I have enjoyed being a Director and Officer of the Company. I wish you the best of luck in taking mPhase forward to greater heights.

Regards,

s/s Martin Smiley

Martin Smiley